EXHIBIT 23.A
                                                                   ------------





                         CONSENT OF INDEPENDENT AUDITORS

         We consent to the reference to our firm under the caption "Experts" in the Registration Statement and related Prospectus of The B.F.Goodrich Company for the registration of common stock, series preferred stock and debt securities and to the incorporation by reference therein of our report dated December 10, 1999, with respect to the consolidated financial statements of The B.F.Goodrich Company for the year ended December 31, 1998 included in its Current Report (Form 8-K), filed with the Securities Exchange Commission on December 17, 1999.



/s/ ERNST & YOUNG LLP

Charlotte, North Carolina
January 14, 2000

                                                                   EXHIBIT 23.B
                                                                   ------------


                          INDEPENDENT AUDITORS CONSENT

We consent to the incorporation by reference in this Registration Statement of The BFGoodrich Company on Form S-3 of our report dated September 11, 1997, on our audit of Rohr, Inc. for the year ended July 31, 1996, appearing in the Annual Report on Form 10-K of The BFGoodrich Company for the year ended December 31, 1998, and of our report dated September 11, 1997, on our audit of Rohr, Inc. for the year eneded July 31, 1996, appearing in the Current Report on Form 8-K of The BFGoodrich Company filed with the Securities and Exchange Commission on December 17, 1999, and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

/s/ DELOITTE & TOUCHE LLP

San Diego, California
January 14, 2000

                                                                   EXHIBIT 23.C
                                                                   ------------

                        Consent of Independent Public Accountants



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated January 22, 1999, included in Coltec Industries Inc's Form 10-K for the year ended December 31, 1998; and to all references to our Firm included in this Registration Statement.




/s/ ARTHUR ANDERSEN LLP

Charlotte, North Carolina
January 14, 2000